YIELDQUEST FUNDS

              Supplement to the Prospectus dated December 29, 2006

    Effective as of April 15, 2007, BISYS Fund Services Ohio, Inc. replaced Gemini Fund Services, LLC as administrator, transfer agent, dividend disbursing agent and fund accountant. All references to Gemini Fund Services, LLC in the Prospectus are hereby replaced with BISYS Fund Services Ohio, Inc.

            The YieldQuest Funds' new mailing address is as follows:

                                YieldQuest Funds
                       c/o BISYS FUND SERVICES OHIO, INC.
                                 P.O. Box 182790
                             Columbus, OH 43218-2790
                                 (877) 497-3634

    Effective as of June 18, 2007, the YieldQuest Funds will no longer charge a redemption fee. As a result, all references in the Prospectus to the redemption fee are deleted in their entirety. However, pursuant to policies previously adopted by the YieldQuest Funds' Board of Trustees, each YieldQuest Fund will continue to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.

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This Supplement supersedes and replaces any prior supplements to the Prospectus dated December 29, 2006. You should read this Supplement in conjunction with the Statement of Additional Information, as well as the Prospectus dated December 29, 2006, which provide information that you should know about the YieldQuest Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the YieldQuest Funds at 877-497-3634.

                         Supplement dated June 25, 2007